CURRENCY GAINS / (LOSSES) (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Schedule of Currency Gains and Losses Included in Income from Operations

		Year ended December 31,
(in millions of Euros)	Notes	2020	2019	2018
Included in Revenue	22	(6)	(7)	2
Included in Cost of sales		(2)	1	2
Included in Other gains and losses - net		(19)	9	7
Total		(27)	3	11

Realized exchange (losses) / gains on foreign currency derivatives - net	22	(11)	1	11
Losses reclassified from OCI as a result of hedge accounting discontinuation	22	(6)	—	—
Unrealized (losses) / gains on foreign currency derivatives - net	22	(8)	1	(3)
Exchange (losses) / gains from the remeasurement of monetary assets and liabilities - net		(2)	1	3
Total		(27)	3	11

Schedule of Foreign Currency Translation Reserve

	At December 31,
(in millions of Euros)	2020	2019
Foreign currency translation reserve at January 1	4	3
Effect of currency translation differences	(17)	1
Foreign currency translation reserve at December 31	(13)	4